TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
(together, the "Trusts")

Supplement dated August 14, 2020 to the current Prospectus and Statement of Additional Information for each series of the Trusts, as may be supplemented

The information in this Supplement contains new and additional information beyond that in each Prospectus and Statement of Additional Information ("SAI") and should be read in conjunction with the aforementioned.

Class C Shares Conversion

Effective as of the close of business on August 14, 2020, the following language is added to: (1) the end of the “Choosing a Class of Shares – Class C Shares” section of each Prospectus, and (2) the end of the first paragraph of the “Choosing a Class of Shares – Class C Shares Conversion” section of each SAI:

In addition, Class C shares held through certain financial intermediaries may convert to Class A shares of the same Fund in a shorter timeframe than shares purchased directly from the Fund.  Please contact your financial intermediary for further information about its Class C shares to Class A shares conversion policy.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-56-TFGT-S3-2008